UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tané T. Tyler, Esq.

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – November 30, 2012

Item 1.	Reports to Stockholders.

COHEN & STEERS
Global Realty Majors ETF

An ALPS Advisors, Inc. Solution

ALPS ETF Trust

ANNUAL REPORT

11.30.12

1
Annual	November 30, 2012

SHAREHOLDER LETTER
November 30, 2012 (Unaudited)

Dear Shareholders:

When ALPS launched its ETF(1) Trust in 2008 our goal was to bring innovative solutions to the ETF industry that provide investors with access to a unique market segment or strategy. Our first portfolio – the Cohen & Steers Global Real Estate ETF – is one of the first ETFs to provide investors with access to a diversified portfolio of global real estate securities. US real estate, while already a mainstream asset class, only represents 1/3 of the global real estate universe. Furthermore, the global market is growing at a rapid pace as foreign countries continue to securitize their private real estate holdings. As a result, a global real estate fund can provide investors with a wider range of opportunities than a purely domestic fund while preserving the diversification and income benefits of US REITs.

By partnering with Cohen & Steers, we have secured a best in breed real estate manager with a great track record and reputation. Furthermore, the transparency(2), low cost and tax efficiency of the ETF structure provides access to global real estate in a very efficient manner. We believe access to global real estate, the benefits of the ETF structure, and the expertise of Cohen & Steers make for a powerful investment combination that will allow investors to build better portfolios.

In the pages that follow our Fund managers have provided a performance overview. We thank you for your investment and for being a GRI shareholder.

Thomas A. Carter*

President, ALPS ETF Trust

*	Registered representative of ALPS Distributors, Inc.

(1)	Exchange Traded Fund (“ETF”).
(2)	ETFs are considered transparent because their portfolio holdings are disclosed daily.

Ordinary brokerage commissions apply.

2
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PERFORMANCE OVERVIEW
November 30, 2012 (Unaudited)

FUND DESCRIPTION

The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance (before the Fund’s fees and expenses) of an equity index called the Cohen & Steers Global Realty Majors Index (the “Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “GRI.” The Fund will normally invest substantially all of its assets in the 75 stocks that comprise the Cohen & Steers Global Realty Majors Index. The Fund began trading on May 9, 2008.

The Index is a free-float, market-cap-weighted total return index of selected real estate equity securities maintained by Cohen & Steers. It is quoted intraday on a realtime basis by the Chicago Mercantile Exchange under the symbol GRM. The Index’s free-float market capitalization approach and qualitative screening process emphasize companies that the Cohen & Steers Index Committee believes are leading the securitization of real estate globally.

PERFORMANCE OVERVIEW

After three years of underperforming US REITs, Global real estate securities rebounded strongly in 2012, significantly outperforming their US counterparts. For the 11 months ended November 30, 2012 the Cohen & Steers Global Realty Majors Index advanced 24.51% vs. 18.8% for US REITs. Stabilizing growth rates and attractive valuations catapulted Asian real estate securities nearly 40% in 2012, making them the best performing region. Despite continued fiscal challenges in Europe, real estate stocks also performed well, rising 26%. US REITs rose in value for the fourth year in a row, and benefited generally from strong access to capital and low borrowing costs.

While US REITs underperformed international real estate securities during 2012, they still generated strong total returns, rising more than 18% in value. Ready access to capital allowed US REITs to solidify their balance sheets and issue debt and equity and historically low rates. Improved balance sheets also allowed REITs to pursue accretive acquisitions of both public and private real estate assets. Industrial REITs were the best performing sector, followed by retail, which was buoyed primarily by performance of Class A properties. Apartment REITs were the worst performing sector of the market, followed by the Office sector, which continued to underperform on a relative basis. The Healthcare and Self-storage REITs delivered performance that was in-line with the overall market.

The European real estate market performed well in 2012 despite fiscal issues and the continued overhang of continent-wide austerity measures. Prime locations continued to outperform, particularly in the central business district of Paris and London’s West End. France was the best performing country in 2012 and was lead by the retail sector and continued strength in Paris’s prime locations. The UK was the 2nd best performing country and benefited from strong property development fundamentals and a positive trend in office and retail segments. The Netherlands was the worst performing country and was impacted negatively by uncertainty of the tax treatment of mortgage interest, which dampened housing market demand and consumer sentiment.

Property stocks in Asia reversed their decline in 2011 and became the best performing region in 2012. Singapore was the best performing sector, rising more than 50%. Property companies benefited from surprising acceleration in certain export industries and those with operations in China generally fared better than their domestic-oriented counterparts. The Hong Kong property market rallied on the confirmation of improv-

3
Annual	November 30, 2012

PERFORMANCE OVERVIEW
November 30, 2012 (Unaudited)

ing growth trends in China, particularly in the commercial sector as investors favored income-producing stocks. Japanese property stocks also fared very well despite slowing exports. Real estate securities outperformed generic Japanese equities due to their potential to outperform in a reflationary environment. Australia was the worst performing sector of the group, but still managed to advance more than 25% due to its exposure to China and continued demand from foreign investors for quality commercial real estate.

For the year ended November 30, 2012 the Fund’s market price increased 22.47% and the Fund’s net asset value (“NAV”) increased 24.50%. Over the same time period the Fund’s benchmark increased 25.40%.

Average Annual Total Return as of November 30, 2012

	6 Months	1 Year	3 Year	Since Inception*
Fund Performance
NAV	15.07%	24.50%	46.56%	-1.00%
Market Price**	14.74%	22.47%	46.90%	-1.00%
Index Performance
Cohen & Steers Global Realty Majors Portfolio Index	15.42%	25.40%	49.73%	-0.15%
FTSE EPRA/NAREIT Developed Real Estate Index	14.47%	25.06%	45.57%	-0.22%
S&P 500® Total Return Index	9.32%	16.13%	37.67%	2.65%

Total Expense Ratio (per the current prospectus) 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*	Fund Inception 5/7/08.

**	Market Price is based on the midpoint of the bid/ask spread at 4p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Cohen & Steers Global Realty Majors® Portfolio Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

S&P 500® Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

4
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PERFORMANCE OVERVIEW
November 30, 2012 (Unaudited)

GROWTH OF $10K as of November 30, 2012

Comparison of Change in Value of $10,000 Investment in Cohen & Steers Global Realty Majors ETF and Cohen & Steers Global Realty Majors Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS (as a % of Net Assets)* as of November 30, 2012

Simon Property Group, Inc.	3.91%

Mitsubishi Estate Co., Ltd.	3.73

Westfield Group	3.68

Sun Hung Kai Properties, Ltd.	3.61

Unibail-Rodamco	3.50

HCP, Inc.	3.31

Public Storage	3.31

Ventas, Inc.	3.06%

Mitsui Fudosan Co., Ltd.	2.98

Equity Residential	2.72

Percent of Net Assets in Top Ten Holdings:	33.81%

*	Future holdings are subject to change.

GEOGRAPHIC BREAKDOWN**

United States	45.16%

Hong Kong	14.58

Japan	9.89

Australia	9.63

United Kingdom	6.07

France	4.94

Singapore	4.10

Canada	2.31

Brazil	0.95

Netherlands	0.94

Switzerland	0.58

Germany	0.46

Sweden	0.39

** % of Total Investments

5
Annual	November 30, 2012

DISCLOSURE OF FUND EXPENSES
For the period ended November 30, 2012 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2012.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 06/01/12	Ending Account Value 11/30/12	Expense Ratio (a)	Expenses Paid During the Period 06/01/12-11/30/12 (b)
Actual	$ 1,000.00	$ 1,150.70	0.55%	$ 2.96
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.25	0.55%	$ 2.78

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366.

6
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Majors ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended November 30, 2012, for the period January 1, 2011 to November 30, 2011, and for the year ended December 31, 2010, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Majors ETF of the ALPS ETF Trust as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for the year ended November 30, 2012, for the period January 1, 2011 to November 30, 2011, and for the year ended December 31, 2010, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2013

7
Annual	November 30, 2012

SCHEDULE OF INVESTMENTS
November 30, 2012

Security Description	Shares	Value
COMMON STOCKS (99.69%)
Australia (9.60%)
CFS Retail Property Trust	276,112	$558,825
Dexus Property Group	569,016	596,594
Goodman Group	175,491	845,834
GPT Group	189,016	688,196
Mirvac Group	401,603	615,889
Stockland Trust Group	257,395	910,308
Westfield Group	241,203	2,622,037

		6,837,683

Brazil (0.95%)
BR Malls Participacoes SA	52,100	678,437

Canada (2.30%)
Boardwalk Real Estate Investment Trust	4,608	299,020
Dundee Real Estate Investment Trust	11,654	424,699
RioCan Real Estate Investment Trust	33,812	918,015

		1,641,734

France (4.93%)
Gecina SA	3,072	339,573
ICADE	2,692	243,159
Klepierre	11,250	431,344
Unibail-Rodamco	10,639	2,496,901

		3,510,977

Germany (0.46%)
Deutsche Wohnen AG	17,048	329,707

Hong Kong (14.53%)
China Overseas Land & Investment, Ltd.	444,000	1,314,805
China Resources Land, Ltd.	214,500	572,919
Hang Lung Properties, Ltd.	224,000	820,846
Henderson Land Development Co., Ltd.	111,000	790,601
Hongkong Land Holdings, Ltd.	136,000	889,440
The Link Real Estate Investment Trust	264,664	1,436,006
Sino Land Co., Ltd.	334,000	603,351
Sun Hung Kai Properties, Ltd.	176,000	2,575,261
The Wharf Holdings, Ltd.	175,700	1,352,315

		10,355,544

Japan (9.86%)
Mitsubishi Estate Co., Ltd.	138,000	2,658,931
Mitsui Fudosan Co., Ltd.	102,000	2,126,082
Nippon Building Fund, Inc.	71	742,973
Sumitomo Realty & Development Co., Ltd.	55,000	1,495,877

		7,023,863

8
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SCHEDULE OF INVESTMENTS
November 30, 2012

Security Description	Shares	Value

Netherlands (0.93%)
Corio N.V.	11,208	$502,255
Eurocommercial Properties N.V.	4,201	163,805

		666,060

Singapore (4.09%)
Ascendas Real Estate Investment Trust	215,066	422,925
CapitaLand, Ltd.	296,000	856,143
CapitaMall Trust	281,347	477,191
City Developments, Ltd.	52,000	499,357
Global Logistic Properties, Ltd.	285,000	656,192

		2,911,808

Sweden (0.39%)
Castellum AB	20,227	275,518

Switzerland (0.58%)
PSP Swiss Property AG	4,402	411,975

United Kingdom (6.05%)
British Land Co. Plc	104,346	919,765
Capital Shopping Centres Group Plc	70,408	389,860
Derwent London Plc	9,907	327,869
Great Portland Estates Plc	36,855	277,904
Hammerson Plc	82,944	626,367
Land Securities Group Plc	91,147	1,180,299
Segro Plc	87,417	331,053
Shaftesbury Plc	29,442	261,642

		4,314,759

United States (45.02%)
Alexandria Real Estate Equities, Inc.	7,287	494,933
American Campus Communities, Inc.	11,912	521,746
AvalonBay Communities, Inc.	11,273	1,485,669
Boston Properties, Inc.	17,493	1,795,307
Brookfield Office Properties, Inc.	28,843	468,410
Camden Property Trust	9,675	635,647
Corporate Office Properties Trust	9,283	229,104
Digital Realty Trust, Inc.	14,064	907,691
Douglas Emmett, Inc.	14,757	335,131
Equity Residential	34,968	1,941,074
Essex Property Trust, Inc.	4,263	598,909
Federal Realty Investment Trust	7,396	769,480

9
Annual	November 30, 2012

SCHEDULE OF INVESTMENTS
November 30, 2012

Security Description	Shares	Value

United States (continued)
General Growth Properties, Inc.	52,087	$1,008,925
HCP, Inc.	52,433	2,362,107
Health Care REIT, Inc.	29,574	1,741,613
Host Hotels & Resorts, Inc.	83,807	1,231,125
Kimco Realty Corp.	47,158	908,263
Liberty Property Trust	13,603	473,792
The Macerich Co.	15,417	871,061
ProLogis	53,476	1,814,975
Public Storage	16,763	2,357,548
Regency Centers Corp.	10,500	491,925
Simon Property Group, Inc.	18,295	2,783,218
SL Green Realty Corp.	10,480	789,982
Tanger Factory Outlet Centers	11,009	361,976
UDR, Inc.	29,214	672,214
Ventas, Inc.	34,258	2,180,522
Vornado Realty Trust	19,639	1,501,009
Weingarten Realty Investors	12,710	345,458

		32,078,814

TOTAL COMMON STOCKS
(Cost $61,487,699)		71,036,879

TOTAL INVESTMENTS (99.69%)
(Cost $61,487,699)		71,036,879

NET OTHER ASSETS AND LIABILITIES (0.31%)		221,384

NET ASSETS (100.00%)		$71,258,263

Common Abbreviations:
AB -	Aktiebolag is the Swedish equivalent of the term corporation.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
Plc -	Public Limited Co.
REIT -	Real Estate Investment Trust.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

10
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STATEMENT OF ASSETS & LIABILITIES
November 30, 2012

ASSETS:
Investments, at value	$71,036,879
Cash	80,029
Foreign currency, at value (Cost $13,793)	13,795
Foreign tax reclaims	11,878
Dividends receivable	147,214
Total Assets	71,289,795

LIABILITIES:
Payable to advisor	31,532
Total Liabilities	31,532
NET ASSETS	$71,258,263

NET ASSETS CONSIST OF:
Paid-in capital	$65,487,431
Overdistributed net investment income	(314,538)
Accumulated net realized loss on investments and foreign currency transactions	(3,462,147)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,547,517
NET ASSETS	$71,258,263

INVESTMENTS, AT COST	$61,487,699

PRICING OF SHARES
Net Assets	$71,258,263
Shares of beneficial interest outstanding (Unlimited number of shares authorized,par value $0.01 per share)	1,800,000
Net Asset Value, offering and redemption price per share	$39.59

See Notes to Financial Statements.		11
Annual	November 30, 2012

STATEMENT OF OPERATIONS

For theYear Ended November 30, 2012
INVESTMENT INCOME:
Dividends(a)	$1,904,085
Total Investment Income	1,904,085

EXPENSES:
Investment advisory fee	346,232
Total Expenses	346,232
NET INVESTMENT INCOME	1,557,853

Net realized gain on investments	1,516,427
Net realized loss on foreign currency transactions	(578)
Net change in unrealized appreciation on investments	9,938,234
Net change in unrealized (depreciation) on translation of assets and liabilities in foreign currencies	(1,202)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	11,452,881
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,010,734

(a)	Net of foreign withholding tax of $90,866.

12	See Notes to Financial Statements.
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STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)	For theYear Ended December31, 2010
OPERATIONS:

Net investment income	$1,557,853	$1,436,252	$1,104,720
Net realized gain/(loss) on investments and foreign currency transactions	1,515,849	772,135	(961,629)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	9,937,032	(5,848,292)	5,070,740
Net increase/(decrease) in net assets resulting from operations	13,010,734	(3,639,905)	5,213,831

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,417,294)	(1,593,186)	(1,865,795)
Total distributions	(1,417,294)	(1,593,186)	(1,865,795)

SHARE TRANSACTIONS:
Proceeds from sale of shares	18,618,717	19,906,094	26,743,914
Cost of shares redeemed	(9,371,914)	(6,881,318)	(68,866)
Net increase from share transactions	9,246,803	13,024,776	26,675,048
Net increase in net assets	20,840,243	7,791,685	30,023,084

NET ASSETS:
Beginning of year	50,418,020	42,626,335	12,603,251
End of period*	$71,258,263	$50,418,020	$42,626,335

*Including accumulated net investment loss of:	$(314,538)	$(728,017)	$(1,044,296)

Other Information:
SHARE TRANSACTIONS:
Beginning shares	1,550,000	1,200,000	402,000
Shares sold	500,000	550,000	800,000
Shares redeemed	(250,000)	(200,000)	(2,000)
Shares outstanding, end of period	1,800,000	1,550,000	1,200,000

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

See Notes to Financial Statements.		13
Annual	November 30, 2012

For the Year Ended November 30, 2012

NET ASSETVALUE, BEGINNING OF PERIOD	$32.53

INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.91 (b)
Net realized and unrealized gain/(loss) on investments	6.97
Total from Investment Operations	7.88

LESS DISTRIBUTIONS:
From net investment income	(0.82)
Total Distributions	(0.82)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	7.06
NET ASSET VALUE, END OF PERIOD	$39.59

TOTAL RETURN(c)	24.50%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$71,258

RATIOS TO AVERAGE NET ASSETS:
Net investment income	2.47%
Operating expenses	0.55%
PORTFOLIO TURNOVER RATE(e)	4%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Calculated using average shares outstanding.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

14	See Notes to Financial Statements.
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FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Periods Presented

For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period May 7, 2008 (Inception) through December 31, 2008
$35.52		$31.35	$25.06	$50.00

0.97	(b)	1.43 (b)	0.98	0.47
(2.87)		4.68	7.00	(24.92)
(1.90)		6.11	7.98	(24.45)

(1.09)		(1.94)	(1.69)	(0.49)
(1.09)		(1.94)	(1.69)	(0.49)
(2.99)		4.17	6.29	(24.94)
$32.53		$35.52	$31.35	$25.06

(5.53)%		19.91%	32.51%	(48.90)%

$50,418		$42,626	$12,603	$5,063

3.02	%(d)	4.33%	3.24%	3.49	%(d)
0.55	%(d)	0.55%	0.55%	0.55	%(d)
15%		14%	18%	18%

15
Annual	November 30, 2012

NOTES TO FINANCIAL STATEMENTS
November 30, 2012

1.	ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2012, the Trust consists of five separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Cohen & Steers Global Realty Majors ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Cohen & Steers Global Realty Majors Index.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

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NOTES TO FINANCIAL STATEMENTS

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by theTrust’s Board ofTrustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Foreign Currency Translation and Foreign Investments

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Amounts related to the purchases and sales of securities and investment income are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency

17
Annual	November 30, 2012

NOTES TO FINANCIAL STATEMENTS
November 30, 2012

gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2012, permanent book and tax differences resulting primarily from differing treatment of foreign currency and in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$272,920	$(1,670,993)	$1,398,073

Net investment income and net realized (loss), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

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NOTES TO FINANCIAL STATEMENTS

At November 30, 2012, the Fund had available for tax purposes unused pre-enactment capital loss carryforwards as follows:

Year of Expiration
2016	2017	2018	Total
$176,692	$809,982	$187,815	$1,174,489

At November 30, 2012, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

ST	LT
$372,477	$651,795

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	For the Year Ended November 30, 2012	For the Period Ended November 30, 2011	For the Year Ended December 31, 2010

Distributions paid from:
Ordinary income	$1,417,294	$1,593,186	$1,865,795

Total	$1,417,294	$1,593,186	$1,865,795

As of November 30, 2012, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$2,515,895
Accumulated net realized loss on investmentsand foreign currency transactions	(2,198,761)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,453,656
Other Cumulative Effect of Timing Differences	42

Total	$5,770,832

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the differing treatment of certain other investments.

19
Annual	November 30, 2012

NOTES TO FINANCIAL STATEMENTS
November 30, 2012

As of November 30, 2012, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of investment for income tax purposes	$65,581,560

Gross Appreciation (excess of value over tax cost)	$6,987,873
Gross Depreciation (excess of tax cost over value)	(1,532,554)
Net Depreciation of Foreign Currency Derivatives	(1,663)
Net Unrealized Appreciation	$5,453,656

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “morelikely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2009 through November 30, 2012, the Fund’s returns are still open to examination by the appropriate taxing authority.

G. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a threetier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair

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NOTES TO FINANCIAL STATEMENTS

value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds investment November 30, 2012:

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Stocks	$71,036,879	$–	$–	$71,036,879
TOTAL	$71,036,879	$–	$–	$71,036,879

*For a detailed geographical breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the fiscal year. For the year ended November 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3.	INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with theTrust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost

21
Annual	November 30, 2012

NOTES TO FINANCIAL STATEMENTS
November 30, 2012

of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any subadviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2012, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Purchases	Sales
$3,718,804	$2,539,859

For the year ended November 30, 2012, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$13,849,272	$5,403,955

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5.	CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

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NOTES TO FINANCIAL STATEMENTS

6.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Annual	November 30, 2012

ADDITIONAL INFORMATION
November 30, 2012 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds. com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

TAX DESIGNATIONS

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2011:

Qualified Dividend Income:	10.54%
Dividend Received Deduction:	0.00%

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TRUSTEES AND OFFICERS
November 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 72	Trustee	Since March 2008	Ms. Anstine was President/ Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	21	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (25 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, age 36	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	21	Mr. Deems is a Trustee of Financial Investors Trust (25 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.

25
Annual	November 30, 2012

TRUSTEES AND OFFICERS
November 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES Continued

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, age 60	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not-for-profit organization), 2004 – present.

				5	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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TRUSTEES AND OFFICERS
November 30, 2012 (Unaudited)

INTERESTED TRUSTEE***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustees
Thomas A. Carter, age 46	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributors, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				10	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

27
Annual	November 30, 2012

TRUSTEES AND OFFICERS
November 30, 2012 (Unaudited)

OFFICERS

Name,Address and Age of Executive Officer*	Position(s) Held withTrust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 36	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of EGA Emerging Global Shares Trust, Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

Patrick D. Buchanan, age 40	Treasurer	Since June 2012	Mr. Buchanan is Vice President of ALPS. Mr. Buchanan joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act.
William Parmentier, age 60	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); SeniorVice President (2005-2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 47	Secretary	Since December 2008

Ms.Tyler is Senior Vice President, General Counsel and Assistant Secretary of ALPS. Ms.Tyler joined ALPS in 2004. She served as Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003. Ms. Tyler also serves as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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ALPS

A DST Company

This report has been prepared for Cohen & Steers Global Realty Majors ETF shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributors, Inc., distributor for the Cohen & Steers Global Realty Majors ETF.

GRI000205

ALPS Equal Sector Weight ETF

ALPS Equal Sector Weight ETF | www.alpsfunds.com

Shareholder Letter (Unaudited)

Dear Shareholders:

When ALPS launched its ETF(1) Trust in 2008 our goal was to bring innovative solutions to the ETF industry that provide investors with access to a unique market segment or strategy. The ALPS Equal Sector Weight ETF is the world’s first ETF to provide access to an Equal Sector Strategy.

Sectors are one of the most important drivers of risk and return in a portfolio. An equal sector strategy can minimize the negative impact of any one sector on the entire portfolio. At the same time by offering meaningful exposure to each sector of the market, it allows investors the ability to participate in market rallies regardless of where they occur. We believe the consistency of the historical returns delivered by an equal sector strategy combined with its transparency(2) and simplicity make it a viable alternative for US large-cap investing.

In the pages that follow our Fund managers have provided a performance overview. We thank you for your investment and for being a EQL shareholder.

Thomas A. Carter*

President, ALPS ETF Trust

*	Registered representative of ALPS Distributors, Inc.

(1)	Exchange Traded Fund (“ETF”).
(2)	ETFs are considered transparent because their portfolio holdings are disclosed daily.

Ordinary brokerage commissions apply.

Annual Report | November 30, 2012	2

Performance Overview November 30, 2012 (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the Banc of America Securities – Merrill Lynch Equal Sector Weight Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Adviser will seek to match the performance of the Underlying Index. The Underlying Index is an index of indexes comprised in equal proportions of the nine Select Sector SPDR Indexes (“The Underlying Sector Indexes”). In order to track the securities in the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of Select Sector SPDR exchange-traded funds (each, an “Underlying Sector ETF” and collectively the “Underlying Sector ETFs”) that track the Underlying Sector indexes of which the Underlying Index is comprised.

PERFORMANCE OVERVIEW

For the fiscal year ended November 30, 2012 the Fund generated a total return of 14.35%. Over the same time period the S&P 500® gained 16.13%. Almost all of the gains for the year occurred in the first calendar quarter when the S&P 500® advanced 12.59%. For the fiscal year, every sector of the market generated a positive return, with cyclical sectors leading the way. The best performing sector was Financials (25.32%) followed by Consumer Discretionary (24.65%). Healthcare stocks (21.29%) also performed well, buoyed by increased profits in the biotech segment.

Energy stocks were weighed down by lackluster earnings growth and were the worst performing sector, rising just 2.00% in the 2012 fiscal year. Utilities, also a strong performer in 2011, reversed course in 2012 gaining 4.42%. Weak commodity prices and fears of a global Gross Domestic Product (“GDP”) slowdown weighed down Materials sector as well, ranking it 7th with a total return of 8.60%. The Technology sector was driven largely by Apple, racing forward nearly 20% in the first four months of year only to give back a quarter of its gains for a total return of 15.48%, 5th overall in the sector rankings. Industrials and Consumer Staples generated returns throughout the year that were mostly in line with the market, finishing the fiscal year with gains of 12.04% and 16.21%, respectively.

Compared to the S&P 500® the fund benefited from being underweight the Energy sector, as well as its slight overweights in the Consumer Discretionary and Health Care sectors. The Fund was negatively impacted by its overweight in Utilities sector and its underweight to Technology. Overall, the Fund’s sector weights relative to the S&P 500® resulted in positive out-performance above the index in 5 of the 9 sectors.

3	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Performance Overview November 30, 2012 (Unaudited)

PERFORMANCE as of November 30, 2012

Average Annual Total Return	6 Month	YTD	1 Year	3 Year	Since Inception Annualized*
ALPS Equal Sector Weight ETF
NAV (Net Asset Value)	8.96%	13.33%	14.35%	11.18%	16.65%
Market Price**	9.07%	13.39%	14.37%	11.19%	16.73%
Banc of America Securities Merrill Lynch Equal Sector Weight Index	7.93%	11.44%	12.16%	9.24%	14.63%
S&P 500® Total Return Index	9.32%	14.96%	16.13%	11.25%	16.74%
Total Expense Ratio (per the current Prospectus)	0.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than actual data quoted. Call 1.866.675.2639 or visit www.alpsfunds.com for current month end performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*	The Fund commenced Investment Operations on July 06, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Banc of America Securities Merrill Lynch Equal Sector Weight Index: a U.S. equity index comprised, in equal weights, of nine sub-indices, and is a price-return index.

S&P 500® Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

The following table shows the sector weights of both the Fund and the S&P 500® as of November 30, 2012:

SECTOR WEIGHTING COMPARISON as of November 30, 2012

	EQL	S&P 500®
Industrials (XLI)	11.4%	10.1%
Consumer Staples (XLP)	11.3	11.1
Healthcare (XLV)	11.3	12.2
Consumer Discretionary (XLY)	11.3	11.4
Financials (XLF)	11.2	15.0
Materials (XLB)	11.1	3.5
Utilities (XLU)	11.1	3.4
Energy (XLE)	10.8	11.0
Technology (XLK)	10.5	22.3
Source: S&P 500®.

Annual Report | November 30, 2012	4

Performance Overview November 30, 2012 (Unaudited)

SECTOR ALLOCATION as of November 30, 2012

Sector weights and allocations subject to change.

GROWTH OF $10,000 as of November 30, 2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Disclosure of Fund Expenses For the Six Months Ended November 30, 2012 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2012.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 06/01/12	Ending Account Value 11/30/12	Expense Ratio(a)	Expenses Paid During the Period(b) 06/01/12- 11/30/12
Actual	$1,000.00	$1,089.60	0.34%	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,023.30	0.34%	$1.72

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366.

Annual Report | November 30, 2012	6

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of ALPS Equal Sector Weight ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended November 30, 2012, for the period January 1, 2011 to November 30, 2011, and for the year ended December 31, 2010, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position ALPS Equal Sector Weight ETF of the ALPS ETF Trust as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for the year ended November 30, 2012, for the period January 1, 2011 to November 30, 2011, and for the year ended December 31, 2010, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2013

7	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Statement of Investments November 30, 2012

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (100.00%)
Consumer Discretionary (11.31%)
Consumer Discretionary Select Sector SPDR® Fund	179,924	$8,551,788

Consumer Staples (11.33%)
Consumer Staples Select Sector SPDR® Fund	237,565	8,561,843

Energy (10.78%)
Energy Select Sector SPDR® Fund	114,606	8,146,194

Financials (11.25%)
Financial Select Sector SPDR® Fund	539,671	8,505,215

Healthcare (11.31%)
Health Care Select Sector SPDR® Fund	212,520	8,551,805

Industrials (11.39%)
Industrial Select Sector SPDR® Fund	231,862	8,609,036

Materials (11.08%)
Materials Select Sector SPDR® Fund	228,241	8,376,445

Technology (10.47%)
Technology Select Sector SPDR® Fund	271,564	7,910,659

Utilities (11.08%)
Utilities Select Sector SPDR® Fund	237,139	8,375,749

TOTAL EXCHANGE TRADED FUNDS (Cost $68,757,658)		75,588,734

TOTAL INVESTMENTS (100.00%) (Cost $68,757,658)		$75,588,734

NET OTHER ASSETS AND LIABILITIES (0.00%)(a)		3,043

NET ASSETS (100.00%)		$75,591,777

(a) Less than 0.005% of Net Assets.

Common Abbreviations:
SPDR - Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

Annual Report | November 30, 2012	8

Statement of Assets and Liabilities November 30, 2012

ASSETS:
Investments, at value	$75,588,734
Cash	23,486
Total Assets	75,612,220

LIABILITIES:
Payable to advisor	20,443
Total Liabilities	20,443
NET ASSETS	$75,591,777

NET ASSETS CONSIST OF:
Paid-in capital	$68,968,417
Accumulated net realized loss on investments	(207,716)
Net unrealized appreciation on investments	6,831,076
NET ASSETS	$75,591,777

INVESTMENTS, AT COST	$68,757,658

PRICING OF SHARES
Net Assets	$75,591,777
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,900,000
Net Asset Value, offering and redemption price per share	$39.79

See Notes to Financial Statements.

9	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Statement of Operations For the Year Ended November 30, 2012

INVESTMENT INCOME:
Dividends	$1,625,305
Total Investment Income	1,625,305

EXPENSES:
Investment advisory fee	282,242
Total expenses before reimbursement	282,242
Expenses reimbursed/waived by:
Investment advisor	(22,884)
NET EXPENSES	259,358
NET INVESTMENT INCOME	1,365,947

Net realized gain	3,927,820
on investments
Net change in unrealized appreciation
on investments	4,202,695
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	8,130,515
NET INCREASE IN NET ASSETS
RESULTING FROM
OPERATIONS	$9,496,462

See Notes to Financial Statements.

Annual Report | November 30, 2012	10

Page Intentionally Left Blank

For the Year Ended November 30, 2012
OPERATIONS:
Net investment income	$1,365,947
Net realized gain on investments	3,927,820
Net change in unrealized appreciation/(depreciation) on investments	4,202,695
Net increase in net assets resulting from operations	9,496,462

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,375,473)
From tax return of capital	(41,418)
Total distributions	(1,416,891)

SHARE TRANSACTIONS:
Proceeds from sale of shares	30,174,030
Cost of shares redeemed	(24,753,246)
Net increase from share transactions	5,420,784
Net increase in net assets	13,500,355

NET ASSETS:
Beginning of period	62,091,422
End of period*	$75,591,777

* Including accumulated net investment loss of:	$0

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	1,750,000
Shares sold	800,000
Shares redeemed	(650,000)
Shares outstanding, end of period	1,900,000

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

See Notes to Financial Statements.

Annual Report | November 30, 2012	12

Statements of Changes in Net Assets

For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010

$654,777	$758,350
4,757,896	298,723
(4,697,555)	5,854,347
715,118	6,911,420

(695,943)	(758,546)
–	–
(695,943)	(758,546)

36,054,358	34,389,889
(26,993,801)	(1,539,300)
9,060,557	32,850,589
9,079,732	39,003,463

53,011,690	14,008,227
$62,091,422	$53,011,690

$9,526	$5,557

1,500,000	450,000
1,000,000	1,100,000
(750,000)	(50,000)
1,750,000	1,500,000

13	ALPS Equal Sector Weight ETF | www.alpsfunds.com

For the Year Ended November 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$35.48

INCOME FROM OPERATIONS:

Net investment income	0.69 (b)
Net realized and unrealized gain on investments	4.35
Total from Investment Operations	5.04

LESS DISTRIBUTIONS:
From net investment income	(0.71)
From capital gains	–
From tax return of capital	(0.02)
Total Distributions	(0.73)
NET INCREASE IN NET ASSET VALUE	4.31
NET ASSET VALUE, END OF PERIOD	$39.79

TOTAL RETURN(c)	14.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$75,592

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.79%
Net investment income excluding reimbursement/waiver	1.76%
Expenses including reimbursement/waiver	0.34%
Expenses excluding reimbursement/waiver	0.37%
PORTFOLIO TURNOVER RATE(e)	4%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Calculated using average shares outstanding.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

Annual Report | November 30, 2012	14

Financial Highlights For a Share Outstanding Throughout the Periods Presented

For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Period July 7, 2009 (Inception) through December 31, 2009
$35.34		$31.13	$25.04

0.41	(b)	0.68 (b)	0.31
0.18		4.14	6.10
0.59		4.82	6.41

(0.45)		(0.61)	(0.31)
–		–	(0.01)
–		–	–
(0.45)		(0.61)	(0.32)
0.14		4.21	6.09
$35.48		$35.34	$31.13

1.67%		15.67%	25.60%

$62,091		$53,012	$14,008

1.25	%(d)	2.14%	2.60	%(d)
1.22	%(d)	2.11%	2.57	%(d)
0.34	%(d)	0.34%	0.34	%(d)
0.37	%(d)	0.37%	0.37	%(d)
4%		7%	4%

15	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Notes to Financial Statements November 30, 2012

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2012, the Trust consists of five separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”), which commenced on July 7, 2009. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Banc of America Securities Merrill Lynch Equal Sector Weight Index.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available

Annual Report | November 30, 2012	16

Notes to Financial Statements November 30, 2012

or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

D. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2012, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$ –	$(4,013,996)	$4,013,996

Net investment income and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At November 30, 2012, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

ST	LT
$4,717	$32,618

17	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Notes to Financial Statements November 30, 2012

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	Year Ended November 30, 2012	Period Ended November 30, 2011	Year Ended December 31, 2010
Distributions paid from:
Ordinary Income	$1,375,473	$695,943	$758,546
Return of Capital	$41,418	$–	$–
Total	$1,416,891	$695,943	$758,546

As of November 30, 2012, the components of distributable earnings on a tax basis for the Fund were as follows:

Accumulated Capital Losses	$(37,335)
Net unrealized appreciation on investments	6,660,695
Total	$6,623,360

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

As of November 30, 2012, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/ (depreciation) on investments were as follows:

Cost of investments for income tax purposes	$68,928,039

Gross Appreciation (excess of value over tax cost)	$6,660,695
Gross Depreciation (tax cost over value)	–
Net Unrealized Appreciation	$6,660,695

E. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Annual Report | November 30, 2012	18

Notes to Financial Statements November 30, 2012

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of, and during the year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the tax years ended December 31, 2009, December 31, 2010, November 30, 2011 and November 30, 2012, the Fund’s returns are open to examination by the appropriate taxing authority.

F. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

19	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Notes to Financial Statements November 30, 2012

The following is a summary of inputs used to value the Fund’s investments at November 30, 2012:

Investments in Securities at Value*	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$75,588,734	$ –	$ –	$75,588,734
TOTAL	$75,588,734	$ –	$ –	$75,588,734

*	For detailed descriptions of the sectors, see the accompanying Statement of Investments.

The Fund recognizes transfers between levels as of the end of the fiscal year. For the year ended November 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND OTHER

    AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets. ALPS Distributors, Inc. (“ADI”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Investment Adviser will reimburse the Fund an amount equal to the distribution fee received by ADI from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as ADI acts as the distributor to the Fund and the Underlying Sector ETFs. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

Annual Report | November 30, 2012	20

Notes to Financial Statements November 30, 2012

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, or any of its affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2012, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Purchases	Sales
$ 5,968,041	$ 3,078,266

For the year ended November 30, 2012, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$ 24,287,871	$ 21,800,510

Gains on in-kind transactions are generally not considered taxable gains for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

21	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Additional Information November 30, 2012 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

TAX DESIGNATIONS

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2011:

Qualified Dividend Income:	100.00%
Dividend Received Deduction:	100.00%

Annual Report | November 30, 2012	22

Trustees & Officers November 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 72	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	21	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (25 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, age 36	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	21	Mr. Deems is a Trustee of Financial Investors Trust (25 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.

23	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Trustees & Officers November 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES Continued

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, age 60	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Re-sort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not-for-profit organization), 2004 – present.

				5	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Annual Report | November 30, 2012	24

Trustees & Officers November 30, 2012 (Unaudited)

INTERESTED TRUSTEE***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustees
Thomas A. Carter, age 46	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				10	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services

25	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Trustees & Officers November 30, 2012 (Unaudited)

OFFICERS

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 36	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of EGA Emerging Global Shares Trust, Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

Patrick D. Buchanan, age 40	Treasurer	Since June 2012	Mr. Buchanan is Vice President of ALPS. Mr. Buchanan joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act.
William Parmentier, age 60	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty AllStar Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 47	Secretary	Since December 2008

Ms.Tyler is Senior Vice President, General Counsel and Assistant Secretary of ALPS. Ms. Tyler joined ALPS in 2004. She served as Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003. Ms. Tyler also serves as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

Annual Report | November 30, 2012	26

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Page Intentionally Left Blank

www.alpsfunds.com	1

PERFORMANCE OVERVIEW
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2012 (Unaudited)

The Jefferies | TR/J CRB Global Commodity Equity Index Fund is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The ETF seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index.

For the year ended November 30, 2012, the ETF’s market price decreased 0.30% and its net asset value (“NAV”) increased 0.35%. Over the same time period the ETF’s benchmark was up 0.91%.

TOP 10 HOLDINGS^ (% of Total Investments)
Exxon Mobil Corp.	7.1%
Monsanto Co.	6.3%
Syngenta AG	4.8%
Potash Corp. of Saskatchewan, Inc.	4.3%
Deere & Co.	4.3%
Chevron Corp.	3.6%
BP Plc	2.3%
Archer-Daniels-Midland Co.	2.2%
Royal Dutch Shell Plc, Class A	2.2%
Agrium, Inc.	2.1%
Total % of Top 10 Holdings	39.2%
^	Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United States	40.5%
Canada	15.9%
United Kingdom	10.1%
Switzerland	5.2%
Russia	3.7%
Australia	2.3%
Netherlands	2.2%
France	1.9%
South Africa	1.5%
Bermuda	1.4%
Other	15.3%

AVERAGE ANNUAL TOTAL RETURN as of 11.30.12	1 Year	3 Year	Since Inception* Annualized
Jefferies | TR/J CRB Global Commodity Equity Index Fund
NAV	0.35%	2.75%	4.64%
Market Price**	-0.30%	2.61%	4.34%
Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index	0.91%	3.51%	5.38%
S&P GSCI Commodity Index	-1.39%	3.06%	4.78%
S&P 500® Index	16.13%	11.25%	11.53%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on September 18, 2009 with an Inception Date, the first day of trading on the Exchange, of September 21, 2009.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit WWW.ALPSFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index: measures the performance of equity securities of companies engaged in the production and distribution of certain commodities and commodity-related products. S&P GSCI Commodity Index: A composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. S&P 500® Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.12

Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Global Commodity Equity Index Fund.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2	Annual Report | November 30, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited)
For the Year Ended November 30, 2012

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2012.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 06/01/12	Ending Account Value 11/30/12	Expense Ratio(a)	Expenses Paid During the Period 06/01/12 - 11/30/12(b)
Jefferies | TR/J CRB Global Commodity Equity Index Fund
Actual	$1,000.00	$1,112.40	0.65%	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29

(a)	The Fund’s expense ratio has been based on the Fund’s most recent fiscal half-year expenses.

(b)

The example in the table above is equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366.

www.alpsfunds.com	3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jefferies TR/J Global CRB Global Commodity Equity Index Fund, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended November 30, 2012, for the period January 1, 2011 to November 30, 2011, and for the year ended December 31, 2010, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jefferies TR/J Global CRB Global Commodity Equity Index Fund of the ALPS ETF Trust as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for the year ended November 30, 2012, for the period January 1, 2011 to November 30, 2011, and for the year ended December 31, 2012, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2013

4	Annual Report | November 30, 2012

SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2012

Security Description	Shares	Value
COMMON STOCKS (99.51%)
Australia (2.30%)
Fortescue Metals Group, Ltd.	27,051	$110,344
Iluka Resources, Ltd.	6,909	59,320
Incitec Pivot, Ltd.	160,055	525,979
Newcrest Mining, Ltd.	24,018	642,706
Nufarm, Ltd.	22,705	138,332
Woodside Petroleum, Ltd.	8,442	297,681

		1,774,362

Bermuda (1.35%)
Bunge, Ltd.	13,700	1,002,292
Sinofert Holdings, Ltd.	192,000	40,877

		1,043,169

Brazil (1.34%)
Companhia Siderurgica Nacional SA, ADR	14,164	68,412
Gerdau SA, ADR	16,594	140,883
Petroleo Brasileiro SA, ADR	21,429	385,079
Vale SA, ADR	25,075	437,058

		1,031,432

Canada (15.87%)
Agnico-Eagle Mines, Ltd.	5,375	299,714
Agrium, Inc.	15,681	1,601,329
Barrick Gold Corp.	31,379	1,089,507
Cameco Corp.	7,221	131,720
Canadian Natural Resources, Ltd.	14,054	404,494
Eldorado Gold Corp.	22,176	320,356
EnCana Corp.	9,844	215,045
First Quantum Minerals, Ltd.	8,546	175,506
Goldcorp, Inc.	25,232	983,269
IAMGOLD Corp.	10,816	127,830
Inmet Mining Corp.	1,795	122,425
Kinross Gold Corp.	35,803	362,589
New Gold, Inc.*	13,338	141,658
Osisko Mining Corp.*	11,409	93,032
Pan American Silver Corp.	4,552	88,167
Potash Corp. of Saskatchewan, Inc.	84,717	3,277,469
Silver Wheaton Corp.	11,102	408,718
Suncor Energy, Inc.	20,810	680,015
Teck Resources, Ltd., Class B	8,479	287,058
TransCanada Corp.	9,442	437,050
Turquoise Hill Resources, Ltd.*	12,007	90,414
Viterra, Inc.	30,138	471,783
Yamana Gold, Inc.	23,445	441,829

		12,250,977

Cayman Islands (0.00%)(a)
Chaoda Modern Agriculture Holdings, Ltd.*	348,000	449

Security Description	Shares	Value
Chile (0.35%)
Sociedad Quimica y Minera de Chile SA, ADR	4,824	$273,038

China (1.30%)
China BlueChemical, Ltd., Class H	166,000	103,669
China Petroleum & Chemical Corp., Class H	198,000	210,006
China Shenhua Energy Co., Ltd., Class H	43,500	178,209
Jiangxi Copper Co., Ltd., Class H	23,000	59,058
PetroChina Co., Ltd., Class H	278,000	372,338
Zijin Mining Group Co., Ltd., Class H	197,000	79,308

		1,002,588

France (1.84%)
Total SA	28,382	1,420,252

Germany (1.17%)
K+S AG	16,932	765,036
ThyssenKrupp AG	6,756	136,811

		901,847

Hong Kong (0.70%)
China Agri-Industries Holdings, Ltd.	155,000	87,800
CNOOC, Ltd.	212,000	453,540

		541,340

India (0.43%)
Reliance Industries, Ltd., GDR(b)	10,691	314,636
Sterlite Industries India, Ltd., ADR	1,694	13,366

		328,002

Israel (1.03%)
Israel Chemicals, Ltd.	42,113	519,354
The Israel Corp., Ltd.	402	277,416

		796,770

Italy (1.02%)
Eni SpA	33,430	790,449

Japan (0.80%)
INPEX Corp.	26	139,348
JFE Holdings, Inc.	8,900	137,811
Nippon Steel & Sumitomo Metal Corp.	147,000	336,886

		614,045

Jersey (0.67%)
Glencore International Plc	42,082	233,014
Randgold Resources, Ltd.	2,651	283,171

		516,185

www.alpsfunds.com	5

SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2012

Security Description	Shares	Value
Luxembourg (0.31%)
ArcelorMittal	15,933	$242,142

Malaysia (1.29%)
Genting Plantations BHD	26,400	74,430
IOI Corp., BHD	283,900	463,243
Kuala Lumpur Kepong BHD	40,520	275,132
PPB Group BHD	45,900	181,199

		994,004

Mauritius (0.44%)
Golden Agri-Resources, Ltd.	632,000	341,776

Mexico (0.57%)
Grupo Mexico SAB de CV, Series B	70,806	232,881
Industrias Penoles SAB de CV	4,080	206,689

		439,570

Netherlands (2.18%)
CNH Global N.V.*	2,839	135,165
Nutreco Holding N.V.	3,389	276,320
Schlumberger, Ltd.	17,800	1,274,836

		1,686,321

Norway (1.12%)
Norsk Hydro ASA	13,800	66,180
Yara International ASA	15,978	801,517

		867,697

Peru (0.29%)
Companhia de Minas
Buenaventura SA, ADR	6,918	226,703

Russia (3.64%)
Gazprom OAO, ADR	79,097	703,172
LUKOIL OAO, ADR	7,929	499,131
Mechel Steel Group, ADR	1,375	8,387
MMC Norilsk Nickel, ADR	14,527	230,398
NovaTek OAO, GDR(c)	1,269	139,209
Phosagro OAO, GDR(c)	10,684	149,042
Rosneft Oil Co., GDR*,(c)	21,705	169,299
Uralkali, GDR(c)	24,624	911,827

		2,810,465

Singapore (1.06%)
Olam International, Ltd.	167,000	215,515
Wilmar International, Ltd.	231,000	603,785

		819,300

South Africa (1.53%)
Anglo Platinum, Ltd.	1,156	50,922
AngloGold Ashanti, Ltd., ADR	12,045	373,034
Gold Fields, Ltd.	13,926	172,799
Harmony Gold Mining Co., Ltd.	7,154	56,334
Impala Platinum Holdings, Ltd.	13,967	227,466
Kumba Iron Ore, Ltd.	541	33,135
Sasol, Ltd.	6,240	263,211

		1,176,901

Security Description	Shares	Value
South Korea (0.47%)
POSCO	1,221	$364,772

Spain (0.39%)
Repsol YPF SA	14,339	304,170

Switzerland (5.19%)
Syngenta AG	9,204	3,690,939
Transocean, Ltd.	4,681	216,262
Weatherford International, Ltd.*	9,300	96,813

		4,004,014

Taiwan (0.45%)
China Steel Corp.	194,276	177,867
Taiwan Fertilizer Co., Ltd.	64,400	167,572

		345,439

United Kingdom (10.06%)
Anglo American Plc	22,685	629,869
Antofagasta Plc	6,342	130,912
BG Group Plc	43,540	746,639
BHP Billiton Plc	37,418	1,176,571
BP Plc	254,319	1,759,133
Kazakhmys Plc	4,598	52,578
Lonmin Plc	4,371	18,080
Rio Tinto Plc	22,776	1,129,187
Royal Dutch Shell Plc, Class A	49,356	1,654,238
Xstrata Plc	28,458	471,589

		7,768,796

United States (40.35%)
AGCO Corp.*	9,483	437,640
Alcoa, Inc.	19,457	163,633
Allegheny Technologies, Inc.	1,905	49,873
Allied Nevada Gold Corp.*	2,634	85,737
Anadarko Petroleum Corp.	6,682	489,056
Apache Corp.	5,153	397,245
Archer-Daniels-Midland Co.	64,008	1,709,014
Baker Hughes, Inc.	5,615	242,287
Cameron International Corp.*	3,418	184,401
CF Industries Holdings, Inc.	6,512	1,393,763
Chesapeake Energy Corp.	8,093	137,824
Chevron Corp.	26,222	2,771,403
Cliffs Natural Resources, Inc.	2,608	74,980
Coeur d’Alene Mines Corp.*	2,557	59,476
ConocoPhillips	16,405	934,101
Deere & Co.	38,822	3,262,989
Detour Gold Corp.*	3,500	86,676
Devon Energy Corp.	5,097	263,362
Ensco Plc, Class A	3,100	180,513
EOG Resources, Inc.	3,615	425,196
Exxon Mobil Corp.	61,548	5,424,841
Freeport-McMoRan Copper & Gold, Inc.	17,625	687,551
Halliburton Co.	12,319	410,839
Hecla Mining Co.	7,938	46,040
Hess Corp.	4,103	203,550

6	Annual Report | November 30, 2012

SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2012

Security Description	Shares	Value
United States (continued)
Ingredion, Inc.	7,391	$480,045
Intrepid Potash, Inc.*	5,313	113,061
Kinder Morgan, Inc.	6,446	217,939
Marathon Oil Corp.	9,435	291,070
Monsanto Co.	52,655	4,822,671
The Mosaic Co.	27,610	1,492,597
National Oilwell Varco, Inc.	5,663	386,783
Newmont Mining Corp.	15,541	731,826
Noble Energy, Inc.	2,264	221,306
Nucor Corp.	5,966	245,680
Occidental Petroleum Corp.	10,663	801,964
Peabody Energy Corp.	3,363	84,445
Pioneer Natural Resources Co.	1,662	177,834
Royal Gold, Inc.	1,666	134,546
Southern Copper Corp.	2,976	108,029
Southwestern Energy Co.*	4,242	147,240
United States Steel Corp.	2,618	56,444
Valero Energy Corp.	7,358	237,369
The Williams Co., Inc.	8,326	273,426

		31,146,265

TOTAL COMMON STOCKS
(Cost $85,867,086)		76,823,240

RIGHTS (0.03%)
United Kingdom (0.02%)
Lonmin Plc, Rights,strike price 1.40 GBP, Expires 12/30/12*	7,868	14,501

Hong Kong (0.01%)
China Agri-Industries Holdings, Ltd., Rights, strike price 3.39 HKD, Expires 12/31/12*	46,500	6,000

TOTAL RIGHTS
(Cost $57,916)		20,501

TOTAL INVESTMENTS (99.54%)
(Cost $85,925,002)		76,843,741

NET OTHER ASSETS AND LIABILITIES (0.46%)		355,599

NET ASSETS (100.00%)
		$77,199,340

*	Non-income producing security.
(a)	Less than 0.005% of Net Assets.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the market value of this security restricted under Rule 144A was $314,636, representing 0.41% of the Fund’s net assets.

(c)

These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. At the period end, the aggregate market values of these securities were $1,369,377, representing 1.77% of the Fund’s net assets.

Common Abbreviations:

ADR -	American Depositary Receipt.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA -	Allmennaksjeselskap is the Norwegian term for public limited company.
BHD -	Berhad (in Malaysia; equivalent to Public Limited Company).
GBP -	Great British Pounds
GDR -	Global Depository Receipt.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OAO -	Otkytoe Aktsionernoe Obshchestvo (open Joint Stock Corporation) is a Russian term for a stock-based corporation.
Plc -	Public Limited Co.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.
SAB de CV - A variable capital company.
SpA -	Società Per Azioni is an Italian shared company.

See Notes to Financial Statements.

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STATEMENT OF ASSETS & LIABILITIES
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2012

ASSETS:
Investments, at value	$76,843,741
Cash	164,464
Foreign currency, at value (Cost $11,419)	11,556
Foreign tax reclaims	50,740
Interest and dividends receivable	169,545
Total Assets	77,240,046

LIABILITIES:
Payable to advisor	40,706
Total Liabilities	40,706
NET ASSETS	$77,199,340

NET ASSETS CONSIST OF:
Paid-in capital	$90,813,585
Accumulated net investment income	250,841
Accumulated net realized loss on investments and foreign currency transactions	(4,785,679)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(9,079,407)
NET ASSETS	$77,199,340

INVESTMENTS, AT COST	$85,925,002

PRICING OF SHARES
Net Assets	$77,199,340
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,750,020
Net Asset Value, offering and redemption price per share	$44.11

See Notes to Financial Statements.

8	Annual Report | November 30, 2012

STATEMENT OF OPERATIONS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND

For the Year Ended November 30, 2012
INVESTMENT INCOME:
Dividends(a)	$1,881,971
Total Investment Income	1,881,971

EXPENSES:
Investment advisory fee	542,198
Total Expenses	542,198
NET INVESTMENT INCOME	1,339,773

Net realized loss on investments	(1,681,584)
Net realized loss on foreign currency transactions	(4,535)
Net change in unrealized depreciation on investments	(397,803)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,083,922)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(744,149)

(a)	Net of foreign tax withholdings of $135,387.

See Notes to Financial Statements.

www.alpsfunds.com	9

STATEMENTS OF CHANGES IN NET ASSETS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND

	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010
OPERATIONS:
Net investment income	$1,339,773	$1,510,430	$823,825
Net realized gain/(loss) on investments and foreign currency transactions	(1,686,119)	7,252,630	(464,490)
Net change in unrealized appreciation/ (depreciation) on investments and foreign currency	(397,803)	(23,594,788)	11,822,126
Net increase/(decrease) in net assets resulting from operations	(744,149)	(14,831,728)	12,181,461

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,276,823)	(1,248,722)	(873,185)
Total distributions	(1,276,823)	(1,248,722)	(873,185)

SHARE TRANSACTIONS:
Proceeds from sale of shares	9,514,413	55,309,332	51,567,090
Cost of shares redeemed	(21,833,445)	(58,690,822)	(22,531,834)
Net increase/(decrease) from share transactions	(12,319,032)	(3,381,490)	29,035,256
Net increase/(decrease) in net assets	(14,340,004)	(19,461,940)	40,343,532

NET ASSETS:
Beginning of period	91,539,344	111,001,284	70,657,752
End of period*	$77,199,340	$91,539,344	$111,001,284

*Including Accumulated net investment income/(loss) of:	$250,841	$192,426	$(27,176)

Other Information:
SHARE TRANSACTIONS:
Beginning shares	2,050,017	2,250,001	1,650,000
Shares sold	200,003	1,050,016	1,150,001
Shares redeemed	(500,000)	(1,250,000)	(550,000)
Shares outstanding, end of period	1,750,020	2,050,017	2,250,001

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

See Notes to Financial Statements.

10	Annual Report | November 30, 2012

FINANCIAL HIGHLIGHTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Period Ended September 21, 2009 (inception) through December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$44.65	$49.33		$42.82	$39.74

INCOME FROM OPERATIONS:
Net investment income	0.71 (b)	0.58	(b)	0.46 (b)	0.12
Net realized and unrealized gain/(loss) on investments	(0.57)	(4.78)		6.54	3.08
Total from Investment Operations	0.14	(4.20)		7.00	3.20

LESS DISTRIBUTIONS:
From net investment income	(0.68)	(0.48)		(0.49)	(0.12)
Total Distributions	(0.68)	(0.48)		(0.49)	(0.12)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.54)	(4.68)		6.51	3.08
NET ASSET VALUE, END OF PERIOD	$44.11	$44.65		$49.33	$42.82

TOTAL RETURN(c)	0.35%	(8.56)%		16.60%	8.06%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$77,199	$91,539		$111,001	$70,658

RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.61%	1.29	% (d)	1.09%	1.53	% (d)
Operating Expenses	0.65%	0.65	% (d)	0.65%	0.65	% (d)
PORTFOLIO TURNOVER RATE(e)	13%	10%		18%	7%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b )	Calculated using average shares outstanding.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS
November 30, 2012

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2012, the Trust consists of five separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Jefferies | TR/J CRB Global Commodity Equity Index Fund (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index (the “Underlying Index”).

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NAS-DAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Foreign Currency Translation and Foreign Investments

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. Corporations. The accounting records of the Fund are maintained in U.S. dollars. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure,

12	Annual Report | November 30, 2012

NOTES TO FINANCIAL STATEMENTS
November 30, 2012

accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Amounts related to the purchases and sales of securities and investment income are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2012, permanent book and tax differences resulting primarily from differing treatment of foreign currency and in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

	Undistributed Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$ (4,535)	$ (748,941)	$ 753,476

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At November 30, 2012, the Fund had available for tax purposes unused pre-enactment capital loss carryforwards as follows:

Expiring December 31, 2018
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$ 684,426

At November 30, 2012, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$ 1,703,230	$ 1,766,910

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

www.alpsfunds.com	13

NOTES TO FINANCIAL STATEMENTS
November 30, 2012

The tax character of the distributions paid was as follows:

	Year Ended November 30, 2012 Distributions paid from: Ordinary Income	Period Ended November 30, 2011 Distributions paid from: Ordinary Income	Year Ended December 31, 2010 Distributions paid from: Ordinary Income
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$ 1,276,823	$ 1,248,722	$ 873,185

As of November 30, 2012, the components of distributable earnings on a tax basis for the Fund were as follows:

Jefferies | TR/J CRB Global Commodity Equity Index Fund
Undistributed net investment income	$ 250,841
Accumulated Capital (losses)	(4,154,566)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(9,710,520)
Total	$ (13,614,245)

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and the differing treatment of certain other investments.

As of November 30, 2012, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Jefferies | TR/J CRB Global Commodity Equity Index Fund
Cost of investments for income tax purposes	$ 86,556,115

Gross Appreciation (excess of value over tax cost)	$ 4,762,806
Gross Depreciation (excess of tax cost over value)	(14,475,180)
Net unrealized appreciation of foreign currency and derivatives	1,854
Net Unrealized Depreciation	$ (9,710,520)

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2009 through November 30, 2011 and 2012, the Fund’s returns will be open to examination by the appropriate taxing authority.

G. Fair Value Measurements

The Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is

14	Annual Report | November 30, 2012

NOTES TO FINANCIAL STATEMENTS
November 30, 2012

determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds investments at November 30, 2012:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$76,822,791	$449	$–	$76,823,240
Rights	14,501	6,000	–	20,501
TOTAL	$76,837,292	$6,449	$–	$76,843,741

*	For detailed country descriptions, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the fiscal year. For the year ended November 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2012, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$11,070,445	$10,891,246

www.alpsfunds.com	15

NOTES TO FINANCIAL STATEMENTS
November 30, 2012

For the year ended November 30, 2012, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$7,005,007	$19,422,604

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

16	Annual Report | November 30, 2012

ADDITIONAL INFORMATION (Unaudited)
November 30, 2012

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

TAX DESIGNATIONS

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2011:

Qualified Dividend Income:	100.00%
Dividend Received Deduction:	56.96%

www.alpsfunds.com	17

TRUSTEES & OFFICERS (Unaudited)
November 30, 2012

INDEPENDENT TRUSTEES

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 72	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	21	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (25 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, age 36	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	21	Mr. Deems is a Trustee of Financial Investors Trust (25 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.
Rick A. Pederson, age 60	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not- for-profit organization), 2004 – present.

				5	Mr. Pederson is Trustee of Westcore Trust (12 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

18	Annual Report | November 30, 2012

TRUSTEES & OFFICERS (Unaudited)
November 30, 2012

INTERESTED TRUSTEE***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation (s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustees
Thomas A. Carter, age 46	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				10	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

www.alpsfunds.com	19

TRUSTEES & OFFICERS (Unaudited)
November 30, 2012

OFFICERS

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 36	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of EGA Emerging Global Shares Trust, Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

William Parmentier, age 60	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Patrick D. Buchanan, age 40	Treasurer	Since June 2012	Mr. Buchanan is Vice President of ALPS. Mr. Buchanan joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act.
Tané T. Tyler, age 47	Secretary	Since December 2008

Ms.Tyler is Senior Vice President, General Counsel and Assistant Secretary of ALPS. Ms.Tyler joined ALPS in 2004. She served as Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003. Ms. Tyler also serves as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

20	Annual Report | November 30, 2012

Alerian

An ALPS Advisors, Inc. Solution

ANNUAL REPORT

November 30, 2012

AMLP

www.alpsfunds.com |	866.513.5856

Performance Overview
November 30, 2012 (Unaudited)

Fund Description

The Alerian MLP ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol AMLP. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index. The Fund began trading on August 25, 2010.

The Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Index is comprised of 25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation and storage of energy commodities.

Performance Overview

The Alerian MLP Infrastructure Index (AMZI) gained 14.2% on a total return basis during the trailing twelve months through November 30, 2012, compared to a 16.1% return for the S&P 500 during the same time period. Similar to 2011, the AMZI yield averaged 6%.

More importantly, AMZI weighted average distribution growth on a year-over-year basis was 7.3% for third quarter 2012. This is a meaningful increase from the 5.4% reported in the prior year period, driven by strong demand for crude oil logistic services. Sunoco Logistics and Magellan Midstream grew their distributions by 25.2% and 21.3% year over year, respectively. Other double-digit distribution growers were Western Gas Partners (+19%), El Paso Pipeline (+18%), Access Midstream (+16%), ONEOK Partners (+15%), Targa Resources Partners (+14%), and MarkWest Energy (+11%).

As natural gas prices remained depressed in 2012, energy infrastructure MLPs shifted their focus to relieving takeaway constraints for natural gas liquids (NGLs) and crude oil. Some of these solutions have involved building new pipelines; others have involved converting existing pipelines to ship different resources or flow in opposite directions.

Several NGL-rich plays experienced rapid production growth such as the DJ Basin in eastern Colorado, the Eagle Ford shale in southeast Texas, the Permian Basin in west Texas, and the Bakken Shale in North Dakota. In 2012 alone, a record six new NGL pipelines were proposed to be constructed across 3,000 miles, with an aggregate capacity of nearly one million barrels per day. One pipeline has already come online and the remaining five will be in service in 2013 and 2014.

Crude oil production from the Canadian oil sands and the Bakken shale play began to pick up rapidly this year, but pipeline takeaway capacity still remains an issue. Product that did manage to make it southward to the crude oil hub of Cushing, Oklahoma was unable to make it further to the Gulf Coast refineries due to takeaway capacity restraints there as well. The reversal of Seaway pipeline, which connects these two points and is operated by Enterprise Products Partners, to flow from north to south relieved some pressure at Cushing, but additional solutions will still be needed.

1
Annual | November 30, 2012

Performance Overview
November 30, 2012 (Unaudited)

One pipeline was proposed in 2012 to move oil from the Bakken to Cushing, which would help takeaway at Bakken but not necessarily at Cushing; as such, that proposal did not receive enough shipper commitments to be built. There is another proposal to convert a major natural gas trunkline into crude oil service, but in the meantime, several MLPs have begun expanding their rail terminaling logistics. While only a temporary solution, rail seems to provide producers with the most product pricing flexibility. The Niobrara Shale in Colorado is an emerging oil play that has been compared to the Bakken. Should Niobrara production meaningfully increase, MLPs will have their hands even more full addressing pipeline infrastructure needs.

Looking forward to 2013, some issues and trends that may emerge include more proposals to address crude oil bottlenecks, expanding into new business models like rail, and the addition of additional liquids export capacity out of Mont Belvieu. Additionally, if the current administration begins issuing non-free trade agreement (FTA) permits for liquified natural gas (LNG) export terminals, there could be more pipeline proposals to transport natural gas to those terminals.

MLPs continue to represent a compelling investment in the energy infrastructure build-out of the United States. As their toll-road business models benefit from inelastic energy demand, and infrastructure needs provide opportunities for MLPs to build more assets, MLPs are expected to continue paying consistent and growing distributions for many years to come.

Alerian MLP ETF Performance as of November 30, 2012

	6 Month	YTD	1 Year	Since Inception Annualized*
NAV	7.07%	4.56%	8.62%	10.35%
Market Price**	7.07%	4.56%	8.75%	10.38%
Alerian MLP Infrastructure Index	11.61%	7.70%	14.24%	17.08%

Total Expense Ratio (per the current prospectus) 4.86%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. One cannot invest directly in an index. Index performance does not reflect fund performance.

*	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the Exchange, of August 25, 2010.

**	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships.

2
	www.alpsfunds.com |	866.513.5856

Performance Overview
November 30, 2012 (Unaudited)

Top 10 Holdings* as of November 30, 2012

Kinder Morgan Energy Partners LP	9.5%
Enterprise Products Partners LP	9.2%
Plains All American Pipeline LP	7.3%
Energy Transfer Partners LP	7.3%
Magellan Midstream Partners LP	7.1%
ONEOK Partners LP	6.9%

Enbridge Energy Partners LP	4.8%
Williams Partners LP	4.7%
MarkWest Energy Partners LP	4.6%
El Paso Pipeline Partners LP	4.5%
Percent of Total Investments in Top Ten Holdings:	65.9%

* % of Total Investments.

Holdings are subject to change.

Growth of $10k as of November 30, 2012

Comparison of Change in Value of $10,000 Investment in Alerian MLP ETF and Alerian MLP Infrastructure Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3
Annual | November 30, 2012

Disclosure of Fund Expenses (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held though November 30, 2012.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expense Ratio(a)	Expenses Paid During the Period 6/1/12 - 11/30/12(b)
Actual	$1,000.00	$1,070.70	0.85%	$4.40
Hypothetical (5% return beforeexpenses)	$1,000.00	$1,020.75	0.85%	$4.29

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses (excluding current and net deferred tax expenses/benefits and franchise tax expense).
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366.

4
	www.alpsfunds.com |	866.513.5856

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Alerian MLP ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended November 30, 2012, for the period January 1, 2011 to November 30, 2011, and for the period August 25, 2010 (inception) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alerian MLP ETF of the ALPS ETF Trust as of November 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year ended November 30, 2012, for the period January 1, 2011 to November 30, 2011, and for the period August 25, 2010 (inception) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2013

5
Annual | November 30, 2012

Schedule of Investments
November 30, 2012

Security Description	Shares	Value

Master Limited Partnerships Shares (103.87%)
Gathering & Processing (19.18%)
Copano Energy LLC	3,242,523	$102,236,750
DCP Midstream Partners LP	1,761,478	73,770,699
MarkWest Energy Partners LP	4,134,132	213,651,942
Targa Resources Partners LP	3,433,530	129,341,075
Western Gas Partners LP	2,465,949	120,732,863
Williams Partners LP	4,263,689	217,064,407

		856,797,736

Natural Gas Pipelines (38.86%)
Atlas Pipeline Partners LP	2,177,768	71,844,567
Boardwalk Pipeline Partners LP	4,239,388	109,333,817
El Paso Pipeline Partners LP	5,620,198	209,801,991
Energy Transfer Partners LP	7,717,929	338,739,904
Enterprise Products Partners LP	8,213,146	425,687,357
ONEOK Partners LP	5,467,025	318,454,206
Regency Energy Partners LP	6,522,198	145,901,569
Spectra Energy Partners LP	1,598,514	47,619,732
TC Pipelines LP	1,646,387	68,637,874

		1,736,021,017

Petroleum Transportation (45.83%)
Access Midstream Partners LP	2,041,913	71,446,536
Buckeye Partners LP	4,154,711	208,815,775
Crosstex Energy LP	1,988,964	29,993,577
Enbridge Energy Partners LP	7,743,314	224,710,972
Genesis Energy LP	2,914,219	104,533,035
Kinder Morgan Energy Partners LP	5,385,666	438,985,636
Magellan Midstream Partners LP	7,448,186	331,295,313
NuStar Energy LP	2,953,922	135,407,785
Plains All American Pipeline LP	7,320,550	340,991,219
Sunoco Logistics Partners LP	3,163,467	160,767,393

		2,046,947,241

Total Master Limited Partnerships Shares (Cost $4,163,683,442)		4,639,765,994

6
	www.alpsfunds.com	866.513.5856

Schedule of Investments
November 30, 2012

Value

Total Investments (103.87%) (Cost $4,163,683,442)	$4,639,765,994

Net Liabilities Less Other Assets (-3.87%)	(172,950,604)

Net Assets (100.00%)	$4,466,815,390

Common Abbreviations:

LLC - Limited Liability Company.

LP - Limited Partnerships.

See Notes to Financial Statements.	7
Annual | November 30, 2012

Statement of Assets & Liabilities
November 30, 2012

Assets:
Investments, at value	$4,639,765,994
Cash	7,278,544
Receivable for shares sold	17,128,557
Income tax receivable	6,118,832
Total Assets	4,670,291,927

Liabilities:
Payable for investments purchased	17,150,992
Franchise tax payable	477,404
Deferred tax liability	182,823,086
Payable to advisor	3,025,055
Total Liabilities	203,476,537
Net Assets	$4,466,815,390

Net Assets Consist Of:
Paid-in capital	$4,171,406,518
Distributions in excess of net investment loss, net of income taxes	(23,635,097)
Accumulated net realized gain on investments, net of income taxes	21,074,694
Net unrealized appreciation on investments, net of income taxes	297,969,275
Net Assets	$4,466,815,390

Investments, At Cost	$4,163,683,442

Pricing Of Shares
Net Assets	$4,466,815,390
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, par value $0.01 per share)	273,740,266
Net Asset Value, offering and redemption price per share	$16.32

8	See Notes to Financial Statements.
	www.alpsfunds.com |	866.513.5856

Statement of Operations
For the Year Ended November 30, 2012

Investment Income:
Distributions from master limited partnerships	$212,988,743
Less return of capital distributions	(212,988,743)
Total Investment Income	–

Expenses:
Franchise tax expense	670,877
Investment advisory fee	27,544,239
Total Expenses	28,215,116
Net Investment Loss, before Income Taxes	(28,215,116)
Derferred income tax benefit	10,548,210
Net Investment Loss	(17,666,906)

Realized and Unrealized Gain/(Loss):
Net realized gain on investments, before income taxes	28,659,802
Current income tax benefit	5,366,535
Deferred income tax expense	(16,070,726)
Net realized gain on investments	17,955,611

Net change in unrealized appreciation on investments, before income taxes	345,385,106
Deferred income tax expense	(129,110,894)
Net change in unrealized appreciation on investments	216,274,212
Net Realized and Unrealized Gain	234,229,823
Net Increase in Net Assets from Operations	$216,562,917

See Notes to Financial Statements.	9
Annual | November 30, 2012

For the Year Ended November 30, 2012
Operations:
Net investment loss	$(17,666,906)
Net realized gain/(loss) on investments	17,955,611
Net change in unrealized appreciation on investments	216,274,212
Net increase in net assets resulting from operations	216,562,917

Distributions To Shareholders:
From net realized gains	(660,911)
Tax return of capital	(209,317,584)
Total distributions	(209,978,495)

Share Transactions:
Proceeds from sale of shares	2,788,664,270
Cost of shares redeemed	(41,820,413)
Net increase from share transactions	2,746,843,857
Net increase in net assets	2,753,428,279

Net Assets:
Beginning of period	1,713,387,111
End of period*	$4,466,815,390

*Including distributions in excess of net investment loss, net of income taxes of:	$(23,635,097)

Other Information:
Share Transactions:
Beginning shares	107,276,019
Shares sold	169,164,247
Shares redeemed	(2,700,000)
Shares outstanding, end of period	273,740,266

(a)	Effective March 7, 2011 the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

10	See Notes to Financial Statements.
	www.alpsfunds.com |	866.513.5856

Statements of Changes in Net Assets

For the Period January 1, 2011 to November 30, 2011(a)	For the Period August 25, 2010 (Inception) to December 31, 2010

$(5,442,397)	$(525,794)
14,982,382	(973,891)
59,750,058	21,945,005
69,290,043	20,445,320

(10,228,497)	–
(62,790,879)	(5,380,298)
(73,019,376)	(5,380,298)

1,189,599,389	596,401,556
(83,949,523)	–
1,105,649,866	596,401,556
1,101,920,533	611,466,578

611,466,578	–
$1,713,387,111	$611,466,578

$(5,968,191)	$(525,794)

38,100,000	–
74,576,019	38,100,000
(5,400,000)	–
107,276,019	38,100,000

11
Annual | November 30, 2012

	For the Year Ended November 30, 2012
Net Asset Value, Beginning of Period	$15.97

Income From Operations:
Net investment loss(b)	(0.09)
Net realized and unrealized gain on investments	1.44
Total from Investment Operations	1.35

Less Distributions:
From net realized gains	(0.00)	(b)(h)
From tax return of capital	(1.00)
Total Distributions	(1.00)
Net Increase/(Decrease) In Net Asset Value	0.35
Net Asset Value, End Of Period	$16.32

Total Return(c)	8.62%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$4,466,815

Ratios To Average Net Assets:
Ratio of expenses (including net current and deferred tax expenses/benefits) to average net assets(e)	4.85%
Ratio of expenses (including current and deferred tax expenses/benefits)to average net assets(f)	0.54%
Ratio of expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense) to average net assets	0.85%
Ratio of net investment loss (including deferred tax expenses/benefits)to average net assets	(0.54%)
Ratio of net investment loss (excluding deferred tax expenses/benefits and franchise tax expense) to average net assets	(0.85%)
Portfolio Turnover Rate(g)	12%

(a)	Effective March 7, 2011 the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Calculated using average shares outstanding.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(f)	Includes amount of current and deferred tax benefit associated with net investment income.
(g)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(h)	Less than (0.005) per share.

12	See Notes to Financial Statements.
	www.alpsfunds.com |	866.513.5856

Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Period Janurary 1, 2011 to November 30, 2011(a)		For the Period August 25, 2010 (Inception) to December 31, 2010
$16.05		$15.00

(0.08)		(0.03)
1.00		1.33
0.92		1.30

(0.14)	(b)	–
(0.86)		(0.25)
(1.00)		(0.25)
(0.08)		1.05
$15.97		$16.05

5.93%		8.66%

$1,713,387		$611,467

4.86	%(d)	13.56	%(d)
0.53	%(d)	0.52	%(d)
0.85	%(d)	0.85	%(d)
(0.53	%)(d)	(0.52	%)(d)
(0.85	%)(d)	(0.85	%)(d)
10%		12%

13
Annual | November 30, 2012

Notes to Financial Statements
November 30, 2012

1. Organization

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2012, the Trust consists of five separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF (the “Fund”), which commenced investment operations on August 24, 2010 and began trading on the exchange on August 25, 2010. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance (before the Fund’s fees and expenses) of its underlying index, the Alerian MLP Infrastructure Index (the “Index”).

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

B. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

14
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Notes to Financial Statements
November 30, 2012

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

The Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2012, the Fund distributed $209,978,495, of which $209,317,584 was characterized as return of capital and $660,911 characterized as net realized gain from MLP distributions received.

15
Annual | November 30, 2012

Notes to Financial Statements
November 30, 2012

The Fund also expects that a portion of the distributions it receives from MLPs may be treated as a tax deferred return of capital, thus reducing the Fund’s current tax liability. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

E. Federal Income Taxation and Tax Basis Information

The Fund is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

16
	www.alpsfunds.com |	866.513.5856

Notes to Financial Statements
November 30, 2012

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

	November 30, 2012

	Current	Deferred	Total
Federal	$(5,267,314)	$126,124,904	$120,857,590
State	(99,221)	8,508,506	8,409,285
Net tax expense (benefit)	$(5,366,535)	$134,633,410	$129,266,875

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of November 30, 2012
Deferred tax asset(s):
Accrued Franchise Taxes	$161,051
Federal net operating loss carry forward	28,590,449
Income recognized from MLP investments	12,519,780
Less Deferred tax liabilites:
Net unrealized gain on investment securities	(205,563,236)
State taxes net of federal benefit	(18,531,129)
Total Net Deferred tax assets/(liabilities)	$(182,823,085)

The net operating loss carryforward is available to offset future taxable income. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2032. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

	Year-Ended	Amount	Expiration
Federal	11/30/12	28,590,449	11/30/32
State	11/30/12	2,053,504	varies by state (5 - 20 years)
Total		30,643,953

Although the Fund currently has a net deferred tax liability, it reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and

17
Annual | November 30, 2012

Notes to Financial Statements
November 30, 2012

unrealized gains on investments and the period over which these deferred tax assets can be realized Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. For Federal Tax purposes, net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of a valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Year Ended November 30, 2012
Income tax expense at statutory rate	$121,040,427
State income taxes (net of federal benefit)	8,126,136
Change in estimated state deferred rate	(100,501)
Other	200,813
Net income tax expense/(benefit)	$129,266,875

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

December 1, 2011 to November 30, 2012
Unrecognized tax benefit – Beginning	$ –
Gross increases – tax positions in prior period	–
Gross decreases – tax positions in prior period	–
Gross increases – tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Unrecognized tax benefit – Ending	$ –

The Fund recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying statement of operations. Accrued interest and penalties are included within the related tax liability line in the balance sheet.

18
	www.alpsfunds.com |	866.513.5856

Notes to Financial Statements
November 30, 2012

For the period from inception to November 30, 2012, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The tax period ended November 30, 2012 remains subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of November 30, 2012
Cost basis of investments	$4,058,214,186

Gross unrealized appreciation – investment securities	686,380,367
Gross unrealized depreciation – investment securities	(104,828,559)
Net Unrealized appreciation – investment securities	$581,551,808

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from the Fund’s investments in master limited partnerships and wash sale adjustments.

F. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with

19
Annual | November 30, 2012

Notes to Financial Statements
November 30, 2012

these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships Shares	$4,639,765,994	$–	$–	$4,639,765,994

TOTAL	$4,639,765,994	$–	$–	$4,639,765,994

*	For detailed descriptions of sectors, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the fiscal year. For the year ended November 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. Investment Advisory Fee and Other Affiliated Transactions

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.85% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fee of the Index Provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, other than taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation not incurred in the ordinary course of the Fund’s business.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

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	www.alpsfunds.com |	866.513.5856

Notes to Financial Statements
November 30, 2012

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4. Purchases and Sales of Securities

For the year ended November 30, 2012, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Purchases	Sales
$ 396,485,133	$ 660,515,566

For the year ended November 30, 2012, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$ 2,765,210,343	$ –

5. Capital Share Transactions

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. Master Limited Partnerships

MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management

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Annual | November 30, 2012

Notes to Financial Statements
November 30, 2012

of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

7. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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	www.alpsfunds.com |	866.513.5856

Additional Information
November 30, 2012 (Unaudited)

Proxy Voting Policies And Procedures

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

Portfolio Holdings

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll free) 1-800-732-0330.

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Annual | November 30, 2012

Trustees & Officers
November 30, 2012 (Unaudited)

Independent Trustees

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 72	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	21	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (25 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, age 36	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	21	Mr. Deems is a Trustee of Financial Investors Trust (25 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.

24
	www.alpsfunds.com |	866.513.5856

Trustees & Officers
November 30, 2012 (Unaudited)

Independent Trustees (continued)

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, age 60	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not-for- profit organization), 2004 – present.

				5	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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Annual | November 30, 2012

Trustees & Officers
November 30, 2012 (Unaudited)

Interested Trustee***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustees
Thomas A. Carter, age 46	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, APSD, ADI, ALPS and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				10	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services

26
	www.alpsfunds.com |	866.513.5856

Trustees & Officers
November 30, 2012 (Unaudited)

Officers

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 36	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of EGA Emerging Global Shares Trust, Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

Patrick D. Buchanan, age 40	Treasurer	Since June 2012	Mr. Buchanan is Vice President of ALPS. Mr. Buchanan joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act.
William Parmentier, age 60	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 47	Secretary	Since December 2008

Ms.Tyler is Senior Vice President, General Counsel and Assistant Secretary of ALPS. Ms.Tyler joined ALPS in 2004. She served as Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003. Ms. Tyler also serves as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

27
Annual | November 30, 2012

Alerian

An ALPS Advisors, Inc. Solution

This report has been prepared for Alerian MLP ETF shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributors, Inc., distributor for the Alerian MLP ETF.

ALR000238

ALPS SECTOR DIVIDEND DOGS ETF	Performance Overview
November 30, 2012 (Unaudited)

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Sector Dividend Dogs Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol SDOG. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index. The Fund began trading on June 29, 2012.

The Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S&P 500® which offer the highest dividend yields.

Performance Overview

ALPS Sector Dividend Dogs ETF (SDOG) listed on the NYSE Arca on 06/29/2012. For the 5 month period ended November 30, 2012 the Fund generated a total return of 7.99% in-line with the Fund’s Underlying Index, net of fees, which returned 8.16% and outperforming the S&P 500® which returned 7.59% for the same period.

The trailing twelve month yield for the fund’s constituents as of 11/30/2012 was 4.84% vs. 2.18% on the S&P 500®.

Compared to the S&P 500® the Fund had a small negative impact from sector allocation which was largely driven by the overweight in Utilities and a modest positive impact from security selection.

The best performing stocks for the period were Whirlpool Corporation (Ticker: WHR), which increased 79.42%; Computer Sciences Corp. (Ticker: CSC), which increased 61.18%; and Leggett & Platt Inc. (Ticker: LEG), which increased 38.35%. The worst performing stocks were Intel Corp. (Ticker: INTC), which decreased 22.82%; Pitney Bowes Inc. (Ticker: PBI), which decreased 21.01%; and Exelon Corp. (Ticker: EXC), which decreased 16.65%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S&P 500® will provide high yield relative to the S&P 500®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

1
Annual | November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Performance Overview
November 30, 2012 (Unaudited)

Cumulative Total Returns as of November 30, 2012

	1 Month	3 Months	Since Inception Cumulative*
NAV	-0.71%	1.76%	7.99%
Market Price**	-0.56%	1.83%	8.11%
S-Network Sector Dividend Dogs Index***	-0.67%	1.86%	8.16%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

S-Network Sector Dividend Dogs Index is a portfolio of fifty stocks derived from the S&P 500®Index. An investor cannot invest directly in an index.

*	The Fund Inception Date is June 29, 2012.

**	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

***

The S-Network Sector Dividend Dogs Index (Ticker: SDOGX) is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields.

The S&P 500® is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors.

An investor cannot invest directly in an index.

2
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ALPS SECTOR DIVIDEND DOGS ETF	Performance Overview
November 30, 2012 (Unaudited)

Top 10 Holdings* as of November 30, 2012

Whirlpool Corp.	2.5%	Eli Lilly & Co.	2.2%
ConAgra Foods, Inc.	2.4%	International Paper Co.	2.2%
Leggett & Platt, Inc.	2.3%	Percent of Total Investments in
Computer Sciences Corp.	2.3%	Top Ten Holdings:	22.7%
Bemis Co., Inc.	2.2%	*% of Total Investments.

H&R Block, Inc.	2.2%	Holdings are subject to change.
Pfizer, Inc.	2.2%
Lorillard, Inc.	2.2%

Growth of $10,000 as of November 30, 2012

Comparison of Change in Value of $10,000 Investment in ALPS Sector Dividend Dogs ETF and S-Net Sector Dividend Dogs TR Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3
Annual	November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Disclosure of Fund Expenses
November 30, 2012 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2012.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 06/01/12	Ending Account Value 11/30/12	Expense Ratio(a)	Expenses Paid During the Period 6/01/12 - 11/30/12(b)
Actual(c)	$1,000.00	$1,079.90	0.40%	$ 1.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.48	0.40%	$ 1.70

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366.

(c)	Note the actual expense paid during the period is based on since inception of the Fund on June 29, 2012.

4
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ALPS SECTOR DIVIDEND DOGS ETF	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Sector Dividend Dogs ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2012, and the related statement of operations and changes in net assets, and the financial highlights for the period June 29, 2012 (inception) to November 30, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Sector Dividend Dogs ETF of the ALPS ETF Trust as of November 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period June 29, 2012 (inception) to November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2013

5
Annual	November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Schedule of Investments
November 30, 2012

Security Description	Shares	Value

COMMON STOCK (99.04%)
Consumer Discretionary (10.53%)
Cablevision Systems Corp., Class A	75,092	$1,039,273
H&R Block, Inc.	75,323	1,358,074
Hasbro, Inc.	31,889	1,226,451
Leggett & Platt, Inc.	51,017	1,420,824
Whirlpool Corp.	15,342	1,562,429

Total Consumer Discretionary		6,607,051

Consumer Staples (10.35%)
Altria Group, Inc.	38,702	1,308,515
Avon Products, Inc.	78,270	1,091,866
ConAgra Foods, Inc.	49,789	1,486,699
Lorillard, Inc.	11,060	1,340,030
Reynolds American, Inc.	29,033	1,269,323

Total Consumer Staples		6,496,433

Energy (9.83%)
Chevron Corp.	10,871	1,148,956
ConocoPhillips	21,859	1,244,651
Diamond Offshore Drilling, Inc.	18,485	1,275,465
Marathon Oil Corp.	41,030	1,265,776
Spectra Energy Corp.	44,225	1,236,089

Total Energy		6,170,937

Financials (10.01%)
Cincinnati Financial Corp.	31,957	1,294,898
Federated Investors, Inc., Class B	58,603	1,163,269
Health Care REIT, Inc.	21,755	1,281,152
Hudson City Bancorp, Inc.	160,537	1,293,928
People’s United Financial, Inc.	102,421	1,248,512

Total Financials		6,281,759

Health Care (10.39%)
Bristol-Myers Squibb Co.	38,344	1,251,165
Eli Lilly & Co.	27,305	1,339,037
Johnson & Johnson	18,605	1,297,326
Merck & Co., Inc.	29,220	1,294,446
Pfizer, Inc.	53,586	1,340,722

Total Health Care		6,522,696

6
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ALPS SECTOR DIVIDEND DOGS ETF	Schedule of Investments
November 30, 2012

Security Description	Shares	Value

Industrials (9.14%)
Lockheed Martin Corp.	13,776	$1,285,301
Northrop Grumman Corp.	19,253	1,284,175
Pitney Bowes, Inc.	83,467	933,996
RR Donnelley & Sons Co.	107,448	1,010,011
Waste Management, Inc.	37,535	1,222,515

Total Industrials		5,735,998

Information Technology (9.56%)
Computer Sciences Corp.	36,783	1,399,961
Intel Corp.	54,535	1,067,250
Microchip Technology, Inc.	37,101	1,128,612
Molex, Inc.	45,588	1,202,612
Paychex, Inc.	36,984	1,203,459

Total Information Technology		6,001,894

Materials (10.07%)
Bemis Co., Inc.	40,658	1,366,109
EI du Pont de Nemours & Co.	24,428	1,053,824
International Paper Co.	35,919	1,334,032
MeadWestvaco Corp.	41,351	1,278,159
Nucor Corp.	31,326	1,290,005

Total Materials		6,322,129

Telecommunication Services (9.42%)
AT&T, Inc.	34,256	1,169,157
CenturyLink, Inc.	30,075	1,168,113
Frontier Communications Corp.	274,103	1,318,435
Verizon Communications, Inc.	28,655	1,264,259
Windstream Corp.	118,258	991,002

Total Telecommunication Services		5,910,966

Utilities (9.74%)
Duke Energy Corp.	19,825	1,265,232
Entergy Corp.	18,650	1,185,021
Exelon Corp.	35,438	1,070,936
Integrys Energy Group, Inc.	23,854	1,268,317
Pepco Holdings, Inc.	67,087	1,324,297

Total Utilities		6,113,803

TOTAL COMMON STOCK
(Cost $62,204,768)		62,163,666

7
Annual | November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Schedule of Investments
November 30, 2012

Value

TOTAL INVESTMENTS (99.04%)
(Cost $62,195,602)	$62,163,666

NET OTHER ASSETS AND LIABILITIES (0.96%)	604,519

NET ASSETS (100.00%)	$62,768,185

8	See Notes to Financial Statements.
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ALPS SECTOR DIVIDEND DOGS ETF	Statement of Assets & Liabilities
November 30, 2012

Assets:
Investments, at value	$62,163,666
Cash	256,510
Capital shares receivable	2,657,322
Dividends receivable	345,303
Total Assets	65,422,801

Liabilities:
Payable for investments purchased	2,636,085
Payable to advisor	18,531
Total Liabilities	2,654,616
Net Assets	$62,768,185

Net Assets Consist Of:
Paid-in capital	$62,482,460
Accumulated net investment income	317,661
Accumulated net realized gain on investments	0
Net unrealized depreciation on investments	(31,936)
Net Assets	$62,768,185

Investments, At Cost	$62,195,602

Pricing Of Shares
Net Assets	$62,768,185
Shares of beneficial interest outstanding (Unlimited number of shares authorized,par value $0.01 per share)	2,350,002
Net Asset Value, offering and redemption price per share	$26.71

See Notes to Financial Statements.	9
Annual | November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Statements of Operations

For the Period June 29, 2012 (inception) to November 30, 2012
Investment Income:
Dividends	$789,141
Total Investment Income	789,141

Expenses:
Investment advisory fee	55,609
Total Expenses	55,609
Net Investment Income	733,532

Net realized gain on investments	319,121
Net change in unrealized depreciation on investments	(31,936)
Net Realized and Unrealized Gain on Investments	287,185
Net Increase in Net Assets Resulting from Operations	$1,020,717

10	See Notes to Financial Statements.
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ALPS SECTOR DIVIDEND DOGS ETF	Statements of Changes in Net Assets

For the Period June 29, 2012 (inception) to November 30, 2012
Operations:
Net investment income	$733,532
Net realized gain on investments	319,121
Net change in unrealized depreciation on investments	(31,936)
Net increase in net assets resulting from operations	1,020,717

Net equalization credits	238,003

Distributions To Shareholders:
From net investment income	(415,871)
Total distributions	(415,871)

Share Transactions:
Proceeds from sale of shares	63,519,127
Cost of shares redeemed	(1,355,788)
Net income equalization (Note 2)	(238,003)
Net increase from share transactions	61,925,336
Net increase in net assets	62,768,185

Net Assets:
Beginning of period	–
End of period*	$62,768,185

*Including accumulated net investment income of:	$317,661

Other Information:
Share Transactions:
Beginning shares	–
Shares sold	2,400,002
Shares redeemed	(50,000)
Shares outstanding, end of period	2,350,002

See Notes to Financial Statements.	11
Annual | November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period June 29, 2012 (inception) to November 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.59
Net realized and unrealized gain on investments	1.41
Total from Investment Operations	2.00

LESS DISTRIBUTIONS:
From net investment income	(0.29)
Total Distributions	(0.29)
NET INCREASE IN NET ASSET VALUE	1.71
NET ASSET VALUE, END OF PERIOD	$26.71

TOTAL RETURN(b)	7.99%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$62,768

RATIOS TO AVERAGE NET ASSETS:
Net investment income	5.31	%(c)
Operating expenses	0.40	%(c)
PORTFOLIO TURNOVER RATE(d)	0%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.19

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

12	See Notes to Financial Statements.
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ALPS SECTOR DIVIDEND DOGS ETF	Notes to Financial Statements
November 30, 2012

1. Organization

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2012, the Trust consists of five separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend DOGS ETF (the “Fund”), which commenced investment operations on June 29, 2012 and began trading on the exchange on June 29, 2012. The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Sector Dividend Dogs Index (the “Underlying Index”).

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s

13
Annual | November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Notes to Financial Statements
November 30, 2012

Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

D. Equalization

The Fund follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Sector Dividend DOGS shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Sector Dividend DOGS shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

14
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ALPS SECTOR DIVIDEND DOGS ETF	Notes to Financial Statements
November 30, 2012

For the period ended November 30, 2012, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

	Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
ALPS Sector Dividend DOGS ETF	$ –	$ (319,121)	$ 319,121

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

Period Ended November 30, 2012 Distributions paid from: Ordinary Income
ALPS Sector Dividend DOGS ETF	$415,871

As of November 30, 2012, the components of distributable earnings on a tax basis for the Fund were as follows:

ALPS Sector Dividend DOGS ETF
Undistributed net investment income	$317,661
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	$(31,936)
Total	$285,725

As of November 30, 2012, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/ (depreciation) on investments were as follows:

ALPS Sector Dividend DOGS ETF
Cost of investments for income tax purposes	$62,195,602
Gross Appreciation (excess of value over tax cost)	$2,096,837
Gross Depreciation (excess of tax cost over value)	(2,128,773)
Net Unrealized (Depreciation)	$(31,936)

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

15
Annual | November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Notes to Financial Statements
November 30, 2012

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the period ended November 30, 2012, the Fund’s returns will be open to examination by the appropriate taxing authority.

G. Fair Value Measurements

The Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds investments at November 30, 2012:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$ 62,163,666	$ –	$ –	$ 62,163,666
TOTAL	$ 62,163,666	$ –	$ –	$ 62,163,666

*	For detailed country descriptions, see the accompanying Schedule of Investments.

16
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ALPS SECTOR DIVIDEND DOGS ETF	Notes to Financial Statements
November 30, 2012

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended November 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. Investment Advisory Fee and Other Affiliated Transactions

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.40% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4. Purchases and Sales of Securities

For the period ended November 30, 2012, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
ALPS Sector Dividend DOGS ETF	$63,400,202	$1,514,555

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

17
Annual | November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Notes to Financial Statements
November 30, 2012

-5. Capital Share Transactions

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

18
	www.alpsfunds.com |	866.675.2639

ALPS SECTOR DIVIDEND DOGS ETF	Additional Information
November 30, 2012 (Unaudited)

Proxy Voting Policies And Procedures

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec. gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

Portfolio Holdings

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http:// www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds. com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

19
Annual | November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2012 (Unaudited)

At an in-person meeting held on June 11, 2012, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the Advisory Agreement between the Trust and the Investment Adviser with respect to the Fund. The Independent Trustees also met separately with their independent legal counsel to consider the Advisory Agreement.

In evaluating the Advisory Agreement, the Board considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Adviser with respect to the Fund under the Advisory Agreement, (ii) costs to the Investment Adviser of its services; and (iii) the extent to which economies of scale would be realized if and as the Fund assets increase and whether the fee level in the Advisory Agreement reflects these economies of scale.

The Board of Trustees, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund. The Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the Fund, financial information regarding the Adviser, its parent company, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of the Fund, the anticipated financial support of the Fund, the nature and quality of services provided to other exchange-traded (“ETFs”), open-end and closed-end funds by the Adviser. Based upon their review, the Board concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the Fund are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Adviser, the Board considered the resources involved in managing the Fund as well as the fact that the Adviser agreed to pay all of the Funds’ expenses (except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) out of the unitary advisory fee. Based on its review, the Board concluded that the expected profitability of the Funds to the Adviser were not unreasonable.

The Board also reviewed information provided by the Adviser showing the proposed advisory fee for the Fund as compared to those of a peer group of ETFs and other open-end funds compiled using Lipper fee data as well as other comparative fee data. The Board noted the services to be provided by the Adviser for the annual advisory fee of 0.40% of the Fund’s average daily net assets. The Board also considered that the advisory fee was a unitary one and that, as set forth above, the Adviser had agreed to pay all of the Fund’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) out of the unitary fee. The Board considered that, taking into account the impact of the Fund’s unitary advisory fee, the Fund’s expense

20
	www.alpsfunds.com |	866.675.2639

ALPS SECTOR DIVIDEND DOGS ETF	Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2012 (Unaudited)

ratio was expected to be within range of the expense ratios of the peer group of ETFs and other open-end funds provided by the Adviser. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Because the Fund is newly organized, the Board reviewed the Funds proposed unitary advisory fee and anticipated expenses and determined to review economies of scale in the future when the Fund had attracted assets.

The Board also considered other benefits that may be realized by the Adviser from its relationship with the Fund.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

21
Annual | November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Trustees & Officers
November 30, 2012 (Unaudited)

Independent Trustees

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 72	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	21	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (25 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, age 36	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	21	Mr. Deems is a Trustee of Financial Investors Trust (25 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.

22
	www.alpsfunds.com |	866.675.2639

ALPS SECTOR DIVIDEND DOGS ETF	Trustees & Officers
November 30, 2012 (Unaudited)

Independent Trustees (continued)

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, age 60	Trustee	Since March 2008	President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not-for- profit organization), 2004 – present.	5	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

23
Annual | November 30, 2012

ALPS SECTOR DIVIDEND DOGS ETF	Trustees & Officers
November 30, 2012 (Unaudited)

Interested Trustee***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustees
Thomas A. Carter, age 46	Trustee and President	Since March 2008	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributors, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.	10	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS. Mr. Carter is a registered representative of ALPS Distributors, Inc.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services

24
	www.alpsfunds.com |	866.675.2639

ALPS SECTOR DIVIDEND DOGS ETF	Trustees & Officers
November 30, 2012 (Unaudited)

Officers

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 36	Chief Compliance Officer (“CCO”)	Since December 2009	Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of EGA Emerging Global Shares Trust, Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.
Patrick D. Buchanan, age 40	Treasurer	Since June 2012	Mr. Buchanan is Vice President of ALPS. Mr. Buchanan joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act.
William Parmentier, age 60	Vice President	Since March 2008	Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.
Tané T. Tyler, age 47	Secretary	Since December 2008	Ms.Tyler is Senior Vice President, General Counsel and Assistant Secretary of ALPS. Ms.Tyler joined ALPS in 2004. She served as Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003. Ms. Tyler also serves as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

25
Annual | November 30, 2012

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b) Not applicable.

(c) During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal year ended November 30, 2012 and November 30, 2011, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $119,500 and $149,100, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal year ended November 30, 2012 and November 30, 2011, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Registrant’s securities and similar investments in accordance with Rule 17f-2 under the Investment Company Act of 1940 were $0 and $4,000, respectively.

(c)

Tax Fees: For the Registrant’s fiscal year ended November 30, 2012 and November 30, 2011, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $28,250 and $36,480, respectively. The fiscal year 2012 and 2011 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)

All Other Fees: For the Registrant’s fiscal year ended November 30, 2012 and November 30, 2011, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended November 30, 2012 and November 30, 2011 of the Registrant were $238,250 and $199,480, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $28,250 and $36,480 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $210,000 and $163,000, respectively. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22175, on March 6, 2009.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 5, 2013

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	February 5, 2013